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                                                                    Exhibit 31.1

                                 CERTIFICATIONS

Certification of Chief Executive Officer and Chief Financial Officer pursuant to Securities Exchange Act rules 13a-14(a) and 15d-14(a) as adopted pursuant to
Section 302 of the Sarbanes Oxley Act of 2002.

I, Michael J. Skellern, Chief Executive Officer and Acting Chief Financial Officer of Universal Guardian Holdings, Inc., certify that:

         1. I have reviewed this Quarterly Report on Form 10-QSB of Universal Guardian Holdings, Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the periods presented in this report;

         4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the small business issuer's disclosure controls and procedures as of the end of the period covered by this report; and

                  c) disclosed in this report any changes in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent quarter that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

         5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of small business issuer's board of directors (or persons performing the equivalent functions):

                  a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer's ability to record, process, summarize and report financial information; and

                  b) any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer's internal control over financial reporting.

         6. I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.





Date: September 23, 2003                    /s/ Michael J. Skellern
                                            ----------------------------------
                                            Michael J. Skellern
                                            Chief Executive Officer (and
                                            Acting Chief Financial Officer)